Exhibit 99.1

Contact: Erik Randerson, CFA Conversant, Inc. 818.575.4540

CONVERSANT REPORTS SECOND QUARTER 2014 RESULTS

ANNOUNCES $150 MILLION INCREASE IN STOCK REPURCHASE PROGRAM

Westlake Village, CA - August 6, 2014 - Conversant, Inc. (NASDAQ: CNVR) today reported financial results for the second quarter ended June 30, 2014.

“I am encouraged by our recent progress on integration initiatives and key investments in the areas of product, sales and technology that strengthen our foundation to drive stronger growth and will maximize our longer-term value for clients, employees and shareholders," said John Giuliani, president and CEO of Conversant.

"We generated very strong cash flows in Q2 that we returned to shareholders by repurchasing approximately four percent of our common shares outstanding during the quarter," Giuliani added. "Today's announcement of a $150 million increase in our stock repurchase program underscores our confidence in our strategy and Conversant's future as a leader in personalized digital marketing."

Q2 Results Summary
In millions, except percentages and per share amounts	Q2 2014	Q2 2013	% Change
Revenue	$137.4	$128.1	7%
Adjusted EBITDA(1)	$41.8	$46.8	(11)%
GAAP Net Income from Continuing Operations	$17.0	$6.0	182%
Non-GAAP Net Income(1)	$23.7	$12.3	93%
GAAP Net Income from Continuing Operations Per Diluted Common Share	$0.25	$0.08	213%
Non-GAAP Net Income Per Diluted Common Share(1)	$0.35	$0.16	119%

(1) Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Common Share are Non-GAAP measures and are described below and reconciled to their most comparable GAAP measures.

Q2 2014 Financial Summary

•	Revenue was $137.4 million, an increase of 7% year-over-year.

•	Adjusted EBITDA was $41.8 million, a decrease of 11% year-over-year. The decrease reflects significant investments in people, products and technology to support future growth.

•
Non-GAAP net income per diluted common share was $0.35 and GAAP net income from continuing operations per diluted share was $0.25, up from $0.16 and $0.08, respectively, in the second quarter of 2013. Non-GAAP and GAAP net income per diluted share measures in Q2 2013 were negatively impacted by a non-cash impairment charge equivalent to approximately $0.18.

Recent Business Highlights

•
Conversant has strategically expanded its real-time bidding technology platform to include ad inventory from Conversant's thousands of direct publisher relationships in the Media segment, enabling its CRM client campaigns to access this high-quality source of display and mobile publisher inventory via real-time bidding.

•	The Company recently added significant new analytics capabilities to further leverage Conversant data sources companywide in creating custom audiences to maximize ad campaign performance.

•	The Company has integrated SET Media's video content consumption data, which greatly enhances Conversant's anonymous consumer profiles for audience targeting based on consumer interests.

•	Total bid requests (real-time bidding opportunities for individual advertising impressions) exceeded one trillion in June 2014, demonstrating Conversant's vast scale and media reach.

•
Internet Retailer named Conversant's CJ Affiliate the top affiliate marketing vendor in its "Top Tech 2014" book. Internet Retailer data indicated that 57 percent of the Internet Retailer 500 advertisers on an affiliate network choose CJ Affiliate.

•	The Company has increased its headcount by approximately 9% since December 31, 2013 to accelerate its growth initiatives.

Cash Flows

•
Free cash flow for the six months ended June 30, 2014 was $88.7 million, an increase of 21% year-over-year. (The Company defines free cash flow as net cash provided by operating activities less capital expenditures.)

•	Free cash flow for the trailing 12 month period ended June 30, 2014 was $180.1 million.

Stock Repurchases

•
Conversant repurchased 2,556,000 common shares at an average cost of $24.39 during the second quarter ended June 30, 2014. For the trailing 12 month period through June 30, 2014, Conversant has repurchased 11,314,000 common shares.

•
The Company recently surpassed the milestone of more than $1 billion in total stock repurchases. Since the program's inception in 2001 and through June 30, 2014, Conversant has repurchased 84.3 million common shares at an average cost of approximately $12.00, a greater than 50% discount to Conversant's closing stock price on August 5, 2014.

•
In July 2014, the Company repurchased an additional 778,000 common shares and utilized its remaining stock repurchase authorization. Shortly thereafter, Conversant's Board of Directors approved a $150 million increase in the stock repurchase program.

Balance Sheet

•
Cash and cash equivalents were $83.6 million and total debt was $65.0 million as of June 30, 2014. Strong cash flow enabled Conversant to remain in a positive net cash position despite investing $62.4 million to repurchase shares during the second quarter.

Conversant Segment Financial Summary
In millions, except percentages	Q2 2014	Q2 2013	% Change

Affiliate Marketing Revenue	$40.6	$36.6	11%
Media Revenue	96.7	91.5	6%
Consolidated Revenue	$137.4	$128.1	7%

Affiliate Marketing Income from Operations	$24.8	$22.6	10%
Media Income from Operations	22.1	28.0	(21)%
Total Segment Income from Operations	$46.8	$50.6	(7)%

Q2 2014 Segment Results Summary

•	Affiliate marketing segment revenue was $40.6 million, an increase of 11% year-over-year.

•	Media segment revenue was $96.7 million, an increase of 6% year-over-year.

•
The decrease in Media segment income from operations primarily reflects increased headcount, higher marketing expenses, and an approximately $2 million operating loss contribution from SET Media, the digital video technology company acquired in February 2014.

Q3 2014 Business Outlook

Conversant's financial guidance for the third quarter of 2014 is presented in the following tables.

Consolidated Financial Outlook	Q3 2014 Guidance
Revenue	$142 - $148 million
Adjusted EBITDA	$44 - $47 million
Mid-Point Adjusted EBITDA Margin	31.4%
Non-GAAP Net Income per Diluted Common Share	$0.37 - $0.39
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.10)
GAAP Net Income from Continuing Operations per Diluted Common Share	$0.27 - $0.29

Segment Revenue Assumptions	Q3 2014 Guidance
Affiliate Marketing Segment Revenue	$40 - $41 million
Media Segment Revenue	$102 - $107 million

Additional Guidance Assumptions

Conversant's third quarter 2014 guidance assumes: stock-based compensation of $5.8 million; amortization of intangible assets of $6.1 million ($2.5 million of which will be included in cost of revenue); net interest and other expense of $0.5 million; a 40% effective tax rate; and 66.0 million diluted shares outstanding.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding Conversant’s financial results, Conversant has disclosed in the tables below and elsewhere in this press release Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share. Each of these Non-GAAP measures is defined within the following section of this press release and reconciled to their most comparable GAAP financial measure. Investors should not consider these Non-GAAP measures in isolation or as a substitute for GAAP financial measures. Conversant’s definition of Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share may not necessarily be directly comparable to similarly titled Non-GAAP measures employed by other companies.

Q2 2014 Conference Call and Webcast Today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)

Conversant management will host a conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today to discuss its financial and operating results for the second quarter of 2014. A live webcast of the conference call, along with a financial highlights presentation containing supplemental information, will be available on Conversant’s investor relations website at http://ir.conversantmedia.com. A replay of the webcast will be available through the same link beginning approximately two hours after the completion of the live call.

To access the live conference call by telephone, interested parties should dial 888-256-9154
(for domestic participants) or 913-312-0850 (for international participants) at least 10 minutes prior to the start time and use conference ID 2825301. A telephonic replay of the conference call will be available from 7:30 p.m. Eastern Time on August 6, 2014 until 7:30 p.m. Eastern Time on August 13, 2014. To access the replay, interested parties should dial 888-203-1112 (for domestic participants) and 719-457-0820 (for international participants) and the conference ID 2825301.

About Conversant

Conversant, Inc. (NASDAQ: CNVR) is the leader in personalized digital marketing. Conversant helps the world’s biggest companies grow by creating personalized experiences that deliver higher returns for brands and greater satisfaction for people. We offer a fully integrated personalization platform, personalized media programs and the world's largest affiliate marketing network - all fueled by a deep understanding of what motivates people to engage, connect and buy. For more information, please visit www.conversantmedia.com.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under "Risk Factors" and elsewhere in filings with the Securities and Exchange Commission made from time to time by Conversant, including, but not limited to: its annual report on Form 10-K filed on March 3, 2014; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Conversant undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor Contact:
Erik Randerson, CFA
818-575-4540
eranderson@conversantmedia.com

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Revenue	$137,380	$128,094	$283,293	$262,577
Cost of revenue	47,335	41,883	94,555	84,213
Gross profit	90,045	86,211	188,738	178,364
Operating expenses:
Sales and marketing (Note 1)	25,942	21,380	52,457	42,443
General and administrative (Note 1)	15,618	13,895	33,488	30,488
Technology (Note 1)	17,165	13,959	33,137	27,582
Amortization of intangible assets acquired in business combinations	3,606	3,549	8,144	7,100
Total operating expenses	62,331	52,783	127,226	107,613
Income from operations	27,714	33,428	61,512	70,751
Interest and other income (expense), net	528	(23,464)	264	(23,870)
Income before income taxes	28,242	9,964	61,776	46,881
Income tax expense	11,245	3,927	24,697	17,465
Net income from continuing operations	16,997	6,037	37,079	29,416
Net income from discontinued operations	—	3,552	155	6,456
Gain on sale, net of tax	669	2,286	34,895	2,286
Net income	$17,666	$11,875	$72,129	$38,158

Net income from continuing operations per common share - basic	$0.26	$0.08	$0.56	$0.39
Net income from continuing operations per common share - diluted	$0.25	$0.08	$0.55	$0.38
Net income per common share - basic	$0.27	$0.16	$1.09	$0.50
Net income per common share - diluted	$0.26	$0.15	$1.06	$0.49
Weighted-average shares used to compute net income per common share - basic	65,820	75,531	66,450	75,590
Weighted-average shares used to compute net income per common share - diluted	67,202	77,413	67,960	77,490

Note 1 - Includes stock-based compensation as follows:
	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Sales and marketing	$1,371	$1,389	$2,532	$2,547
General and administrative	1,987	2,304	4,390	4,558
Technology	1,470	1,140	2,655	2,245
Total stock-based compensation	$4,828	$4,833	$9,577	$9,350

CONVERSANT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$83,574	$81,319
Accounts receivable, net	126,407	148,738
Other current assets	46,352	18,510
Assets held for sale	—	32,802
Total current assets	256,333	281,369

Assets held for sale, less current portion	—	55,642
Property and equipment, net	28,948	28,006
Goodwill	402,254	388,922
Intangible assets, net	45,670	48,501
Other assets	2,985	15,335
TOTAL ASSETS	$736,190	$817,775

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	121,665	130,529
Borrowings under credit facility, less current portion	65,000	140,000
Other non-current liabilities	39,935	33,645
Liabilities related to assets held for sale	—	8,704
Total liabilities	226,600	312,878
Total stockholders' equity	509,590	504,897
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$736,190	$817,775

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$72,129	$38,158
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on note receivable	—	22,556
Depreciation and amortization	19,212	19,434
Non-cash, stock-based compensation	9,577	9,936
Provision for doubtful accounts and sales credits	1,196	2,174
Gain on sale of business	(34,895)	(2,286)
Amortization of discount on note receivable	—	(570)
Deferred income taxes	(3,075)	2,745
Tax benefit from stock-based awards	2,412	2,831
Excess tax benefit from stock-based awards	(2,478)	(2,986)
Changes in operating assets and liabilities, excluding business acquisitions	31,245	(12,523)
Net cash provided by operating activities	95,323	79,469

Cash flows from investing activities:
Purchases of property and equipment	(6,666)	(6,019)
Principal payments received on note receivable	—	1,960
Proceeds from the sale of business, net of cash divested	72,813	—
Payments for acquisitions, net of cash acquired	(24,286)	—
Net cash provided by (used in) investing activities	41,861	(4,059)

Cash flows from financing activities:
Proceeds from borrowings under credit agreement	115,000	25,000
Repayments under credit agreement	(190,000)	(65,000)
Repurchases and retirement of common stock	(81,069)	(52,079)
Proceeds from shares issued under employee stock programs	3,836	6,349
Excess tax benefit from stock-based awards	2,478	2,986
Net cash used in financing activities	(149,755)	(82,744)

Effect of exchange rate changes on cash and cash equivalents	(107)	(2,236)
Effect on cash and cash equivalents from discontinued operations	14,933	—
Net increase (decrease) in cash and cash equivalents	2,255	(9,570)

Cash and cash equivalents, beginning of period	81,319	136,638
Cash and cash equivalents, end of period	83,574	127,068

CONVERSANT, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA (Note 1)
(In thousands)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net income from continuing operations	$16,997	$6,037	$37,079	$29,416
Interest and other (income) expense, net	(528)	23,464	(264)	23,870
Income tax expense	11,245	3,927	24,697	17,465
Amortization of acquired intangible assets included in cost of revenue	2,478	1,986	4,787	3,971
Amortization of acquired intangible assets included in operating expenses	3,606	3,549	8,144	7,100
Depreciation and leasehold amortization	3,204	3,009	6,272	6,008
Stock-based compensation	4,828	4,833	9,577	9,350
Adjusted EBITDA	$41,830	$46,805	$90,292	$97,180

Note 1 - “Adjusted EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted EBITDA, as defined above, may not be similar to adjusted EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net income from continuing operations	$16,997	$6,037	$37,079	$29,416
Stock-based compensation	4,828	4,833	9,577	9,350
Amortization of acquired intangible assets included in cost of revenue	2,478	1,986	4,787	3,971
Amortization of acquired intangible assets included in operating expenses	3,606	3,549	8,144	7,100
Tax impact of above items	(4,238)	(4,134)	(8,919)	(8,436)
Non-GAAP net income	$23,671	$12,271	$50,668	$41,401
Non-GAAP net income per diluted common share	$0.35	$0.16	$0.75	$0.53
Weighted-average shares used to compute non-GAAP net income per diluted common share	67,202	77,413	67,960	77,490

Note 1 - “Non-GAAP net income per diluted common share” (GAAP net income from continuing operations per diluted common share before the impact of stock-based compensation and amortization of intangible assets) included in this press release is a non-GAAP financial measure.

Non-GAAP net income per diluted common share, as defined above, may not be similar to non-GAAP net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP net income per diluted common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP net income per diluted common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$40,632	$36,622	$83,096	$74,933
Cost of revenue	4,593	4,526	9,136	9,088
Gross profit	36,039	32,096	73,960	65,845
Operating expenses	11,284	9,512	23,093	20,336
Segment income from operations	$24,755	$22,584	$50,867	$45,509

Media:
Revenue	$96,748	$91,490	$200,210	$187,746
Cost of revenue	40,263	35,377	80,626	71,216
Gross profit	56,485	56,113	119,584	116,530
Operating expenses	34,406	28,141	68,376	57,235
Segment income from operations	$22,079	$27,972	$51,208	$59,295

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$46,834	$50,556	$102,075	$104,804
Corporate expenses	(8,208)	(6,760)	(18,055)	(13,632)
Stock-based compensation	(4,828)	(4,833)	(9,577)	(9,350)
Amortization of acquired intangible assets included in cost of revenue	(2,478)	(1,986)	(4,787)	(3,971)
Amortization of acquired intangible assets included in operating expenses	(3,606)	(3,549)	(8,144)	(7,100)
Consolidated income from operations	$27,714	$33,428	$61,512	$70,751

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$40,632	$36,622	$83,096	$74,933
Media	96,748	91,490	200,210	187,746
Inter-segment eliminations	—	(18)	(13)	(102)
Consolidated revenue	$137,380	$128,094	$283,293	$262,577